UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2026

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-1681094
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The Registrant issued a news release on August 12, 2026, entitled “Nortech Systems Reports Second Quarter Results” regarding its consolidated results and financial condition for the second quarter ended June 30, 2026. A copy of this news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1	News Release dated August 12, 2026 (furnished)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2026

Nortech Systems Incorporated
(Registrant)

/s/ Andrew D. C. LaFrence
Andrew D. C. LaFrence
Chief Financial Officer and SVP Finance